Goodwill	12 Months Ended
Dec. 31, 2021
Intangible Assets [Abstract]
Goodwill	Intangible assets
The composition of and movements in net intangible assets in 2021 and 2020 are as follows:

2021
Millions of euros	Balance at 12/31/2020	Additions(1)	Amortization	Disposals	Transfers and others	Translation differences and hyperinflation adjustments	Inclusion of companies	Balance at 12/31/2021
Service concession arrangements and licenses	6,573	1,188	(725)	(3)	197	98	—	7,328
Software	2,380	513	(1,226)	(8)	828	6	1	2,494
Customer base	1,238	—	(376)	—	—	2	107	971
Trademarks	512	2	(39)	(210)	—	11	—	276
Other intangible assets	51	17	(22)	—	(3)	(1)	—	42
Intangible assets in process	734	690	—	(8)	(807)	5	—	614
Total intangible assets	11,488	2,410	(2,388)	(229)	215	121	108	11,725
(1) Total additions of intangible assets in 2021 amounted to 2,981 million euros, including the additions corresponding to companies held for sale and sold companies during the annual reporting period (see Note 2).

2020
Millions of euros	Balance at 12/31/2019	Additions (1)	Amortization	Disposals	Impairments	Transfers and others	Translation differences and hyperinflation adjustments	Balance at 12/31/2020
Service concession arrangements and licenses	8,566	32	(1,001)	(33)	(106)	151	(1,036)	6,573
Software	2,980	467	(1,305)	—	(2)	542	(302)	2,380
Customer base	1,666	6	(372)	—	—	(4)	(58)	1,238
Trademarks	640	—	(51)	—	—	(2)	(75)	512
Other intangible assets	52	11	(6)	—	—	(2)	(4)	51
Intangible assets in process	2,130	595	—	—	—	(1,940)	(51)	734
Total intangible assets	16,034	1,111	(2,735)	(33)	(108)	(1,255)	(1,526)	11,488
(1) Total additions of intangible assets in 2020 amounted to 1,266 million euros, including the additions corresponding to companies held for sale during the annual reporting period (see Note 2).
Additions of spectrum in 2021, including the additions corresponding to "Non-current assets and disposal groups held for sale", amounted to 1,704 million euros (126 million euros in 2020).
The licenses acquired by Telefónica Brazil guarantee the necessary spectrum to provide 5G services and are valid for 20 years. On December 3, 2021, ANATEL signed the terms of authorization for the use of the blocks of radio frequencies assigned. Pursuant to the terms, in addition to the amounts related to radio frequencies to be paid to ANATEL, the Company will have to make contributions to the Entidade Administradora de Faixa ("EAF" / Band Management Entity) and to the Entidade Administradora da Conectividade de Escolas ("EACE" / School Connectivity Management Entity). The estimated total cost, registered as addition in "service concession arrangements and licenses" in 2021, amounted to 4,459 million Brazilian real (700 million euros at the 2021 average exchange rate), as summarized below:

Millions of euros
Radiofrequency	Band (MHz)	Region	ANATEL (1)	EAF (2)	EACE (3)	Total
3500 MHz	80	National	39	264	—	303
3500 MHz	20	National	8	66	—	74
2300 MHz	50	Southeast (except Sao Paulo)	28	—	—	28
2300 MHz	40	North	5	—	—	5
2300 MHz	40	Sao Paulo	36	—	—	36
2300 MHz	40	Midwest	5	—	—	5
26 Hz	600	National	25	—	224	249
Total			146	330	224	700
(1) Refers to the amounts of radio frequency licenses to be paid to ANATEL in a single installment, in cash, within 30 days from receipt of the notification issued by ANATEL, or in installments, with the maximum number of annual installments equivalent to the term in years of the right to use radio frequencies. The company opted for payment in installments.
(2) Refers to the amounts that Telefónica Brazil will have to contribute to the EAF to reimburse: (i) costs for the migration of reception of free and open television signal; (ii) the costs of vacating the 3,625 MHz to 3,700 MHz band, payments for solutions to the problems of harmful interference in the reception of free and open television signals; (iii) costs for implementing the Integrated Amazon Program; and (iv) the costs for the implementation of the Private and Sustainable Public Administration Communication Network. The contributions of these resources must occur in 2 installments, as follows: 50% within 10 days of the constitution of the EAF and the other 50% within 120 days after the contribution of the first installment.
(3) Refers to the amounts that the Company will have to contribute to the EACE to reimburse the costs of carrying out connectivity projects in public elementary education schools. The contributions of these resources must occur in 5 installments, as follows: 20% within 30 days of the constitution of the EACE and 4 installments of 20% every 6 months after the contribution of the first installment.
Pursuant to the terms, in addition to the amounts presented in the table above, there are still “obligations to make" or "coverage commitments", where Telefónica Brazil has the obligation to offer voice and data connections and build and install networks and transmission equipment. These commitments are considered executory contracts, of a non-monetary and non-onerous nature and, therefore, will be accounted for as they are implemented.
In 2021 Telefónica Spain acquired one block of 10 MHz in the 3.4 GHz band and 20 MHz of spectrum in the 700 MHz band amounting to 352 million euros.
In 2021 Telefónica Hispam acquired spectrum for 5G in Chile amounting to 131 million euros.
In March 2021 Telefónica United Kingdom acquired 40 MHZ of spectrum in the 3.6 GHz band and 20 MHz in the 700 MHz FDD band, amounting to 515 million euros. The acquisition was accounted under "Non-current assets and disposal groups held for sale" in the statement of financial position (see Note 2).
“Inclusion of companies” in 2021 corresponds to the inclusion of Cancom Ltd in the consolidation perimeter (see Note 5).
"Transfers and others" in 2021 includes the reclassification of the intangible assets of Telefónica de El Salvador amounting to 38 million euros to "Non-current assets and disposal groups held for sale" of the statement of financial position (see Note 30).
"Transfers and others" in 2020 included the reclassification of the intangible assets of Telefónica United Kingdom and the telecommunications towers division of Telxius amounting to 1,513 and 36 million euros, respectively, to "Non-current assets and disposal groups held for sale" of the statement of financial position (see Note 30).
A reclassification amounting 1,381 million euros between "Intangible assets in process" and "Service concession arrangements and licenses" was made in 2020, corresponding to the majority of the spectrum licenses acquired by Telefonica Germany in 2019.
"Impairments" in 2020 corresponding to "Service concession arrangements and licenses" includes an impairment loss of Telefónica Argentina, amounting to 106 million euros (see Note 7).
Appendix VI contains the details of the main concessions and licenses which the Group operates.

The result of the translation to euros of the intangible assets by the companies of the Group in Argentina and Venezuela, together with the effect of the hyperinflation adjustments (see Note 3.a) are shown in the column "Translation differences and hyperinflation adjustments".
The gross cost, accumulated amortization and impairment losses of intangible assets at December 31, 2021 and 2020 are as follows:

Balance at December 31, 2021
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	14,456	(7,007)	(121)	7,328
Software	15,442	(12,938)	(10)	2,494
Customer base	4,888	(3,917)	—	971
Trademarks	901	(625)	—	276
Other intangible assets	910	(868)	—	42
Intangible assets in process	614	—	—	614
Total intangible assets	37,211	(25,355)	(131)	11,725

Balance at December 31, 2020
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	12,950	(6,287)	(90)	6,573
Software	15,375	(12,986)	(9)	2,380
Customer base	5,071	(3,833)	—	1,238
Trademarks	1,720	(1,207)	(1)	512
Other intangible assets	940	(888)	(1)	51
Intangible assets in process	734	—	—	734
Total intangible assets	36,790	(25,201)	(101)	11,488
Goodwill

Movement in goodwill

The movement in goodwill assigned to each Group segment was as follows:

2021
Millions of euros	Balance at 12/31/2020	Additions	Disposals	Write-offs	Transfers	Exchange rate impact	Balance at 12/31/2021
Telefónica Spain	4,299	—	(8)	—	—	—	4,291
Telefónica Brazil	6,258	—	(36)	—	—	56	6,278
Telefónica Germany	4,558	—	(172)	—	—	—	4,386
Telefónica Hispam	1,778	—	(137)	(393)	(13)	(69)	1,166
Others	151	297	—	(23)	(37)	10	398
Total	17,044	297	(353)	(416)	(50)	(3)	16,519

2020
Millions of euros	Balance at 12/31/2019	Additions	Write-offs	Transfers	Exchange rate impact	Balance at 12/31/2020
Telefónica Spain	4,299	—	—	—	—	4,299
Telefónica Brazil	8,814	—	—	—	(2,556)	6,258
Telefónica Germany	4,819	—	—	(261)	—	4,558
Telefónica United Kingdom	4,847	—	—	(4,750)	(97)	—
Telefónica Hispam	2,530	—	(519)	—	(233)	1,778
Others	94	5	—	61	(9)	151
Total	25,403	5	(519)	(4,950)	(2,895)	17,044

Additions in 2021 includes the goodwill related to the acquisition of Cancom amounting to 284 million euros (see Note 5).
In 2021 an impairment loss was recognized on the goodwill allocated to Telefónica del Perú, amounting to 393 million euros, with a balancing entry in “Other expenses” (see Note 26). The WACC rate considered is around 10% and the perpetuity growth rate remains stable at 2.4%. The accelerated monetary normalization undertaken to curb rising inflation and political instability are negatively affecting the cost of capital estimate. The political uncertainty resulting from a complicated electoral process and the lack of a sufficient parliamentary majority to ensure governability has negatively affected the country's macroeconomic indicators. The results of Telefónica del Perú for 2021 were affected by the political and economic instability added to a market environment with strong competitive pressure intensified by the pandemic. In this context, on the operational side, the projections of the business plan are immersed in competitive intensity and the gradual execution of initiatives to continue improving efficiency in the medium term.
On June 8, 2020 Telefónica’s subsidiary in Germany, Telefónica Germany GmbH & Co. signed an agreement with Telxius Telecom, S.A. to sell approximately 10,100 sites to Telxius for 1,500 million euros, in two phases: in a first moment approximately 60% of the portfolio and the remaining 40% to be acquired by August of 2021. The first phase was completed on September 1, 2020, when Telxius acquired all the shares of the subsidiary Telefónica Germany Mobilfunk Standortgesellschaft mbH, which owned approximately 6,000 sites. As a result of this transaction, 261 million euros of goodwill originally allocated to Telefónica Germany was allocated to Telxius Group. At December 31, 2020 the goodwill allocated to Telxius Group was classified to "Non-current assets and disposals groups held for sale" of the statement of financial position (see Note 30). In August 2021 the closing of the second phase of the agreement was carried out (see Note 2) and the goodwill assigned amounting to 172 million euros was derecognized.
Disposals of Telefónica Hispam in 2021 includes 137 million euros following the agreement for the sale of 60% of the shares of InfraCo, SpA by Telefónica Chile (see Note 2).
The amount of Disposals of Telefónica Brazil in 2021 corresponds to the goodwill derecognized following the agreement with Caisse de dépôt et placement du Québec or the construction, deployment and commercialization of a fiber-to-the-home (FTTH) network in Brazil, that was closed in July 2021 (see Note 10).
Following the agreement between Telefónica and Liberty Global plc to combine their businesses in the United Kingdom in May 2020 (see Note 2), the goodwill allocated to Telefonica United Kingdom was reclassified to "Non-current assets and disposals groups held for sale" of the statement of financial position (see Note 30).
In 2020 goodwill decreased by 2,895 million euros due to the depreciation of major currencies against the euro, mainly the Brazilian real (see Note 2).
In 2020 Argentina was among the most affected countries in the world by COVID-19. At the same time, the country remained muddling through an environment of high inflation that, far from being addressed by long-term structural solutions, was being deepened by short-term measures that threaten profitability, such as the “Decreto de Necesidad Urgente” (DNU 690/2020), which came into force in the third quarter of 2020. Furthermore, the exchange rate duality resulting from the shortage of foreign currency reserves, an unpredictable institutional framework and the need to carry out a broad fiscal adjustment deepened the imbalances that the country faced. As a result of the impairment tests carried out in 2020, an impairment loss was recognized on the entire goodwill allocated to Telefónica Argentina, amounting to 519 million euros, with a counterparty in "Other expenses" in the consolidated income statement for 2020 (see Note 26). Additionally, in order to match the carrying amount and the recoverable value, impairment losses of intangible assets and property, plant and equipment were recorded, proportional to their carrying amount, amounting to 106 million euros and 269 million euros, respectively (see Notes 6 and 8), with a counterparty in "Other expenses" (see Note 26). As a result of these impairment losses, there was a partial reversal of deferred tax liabilities associated with the hyperinflation adjustment in Argentina, amounting to 94 million euros (see Note 25).
Cash-generating units
In order to test for impairment, goodwill was allocated to the different cash-generating units (CGUs), which are grouped into the following reportable operating segments:

Millions of euros	12/31/2021	12/31/2020
Telefónica Spain	4,291	4,299
Telefónica Brazil	6,278	6,258
Telefónica Germany	4,386	4,558
Telefónica Hispam	1,166	1,778
Colombia	154	170
Ecuador	129	119
Chile	622	826
Peru	239	642
Uruguay	20	19
Others T. Hispam	2	2
Others	398	151
TOTAL	16,519	17,044

Goodwill is tested for impairment at the end of the year using the business plans of the cash-generating units to which the goodwill is assigned, approved by the Board of Directors of Telefónica.
The business plan cover a four-year period, including the closing year. In order to complete the five years of cash flows after the closing year, an additional two-year normalization period is added to the business plans on the operating ratios until the terminal parameters are reached. The terminal consensus's forecasts are used as a reference. For specific cases, extended business plans are used to cover the five-year period of cash flows, when the normalization period does not properly reflect the expected evolution of the business.
Finally, to determine the terminal value of each CGU, a constant free cash flows growth over time is assumed, applying a terminal growth rate. The model used is similar to the dividend discount model developed by Gordon-Shapiro, internationally recognized for business valuations.
The process of preparing the CGUs’ business plans considers the current market condition of each CGU, analyzing the macroeconomic, competitive, regulatory and technological environments, as well as the growth opportunities of the CGUs, and the differentiation capabilities compared to the competition based on market projections. A growth target is therefore defined for each CGU, based on the appropriate allocation of operating resources and the capital investments required to achieve the target. In addition, operating efficiency improvements are defined, in line with the strategic transformation initiatives, in order to increase the forecasted operating cash flow. In this process, the Group considers the compliance with business plans in the past.
Main assumptions used in calculating value in use
CGUs’ value in use are calculated based on the approved business plans. Certain variables are then considered, including the long-term OIBDA margin and the long-term Capital Expenditure ratio (expressed as a percentage of revenue), which are considered the key operating variables to measure business performance and to set financial targets. Finally, the discount rates and the perpetuity growth rates are considered.
The main variables considered for the most significant CGUs (T. Brazil, T. Spain, and T. Germany), are described below.
Revenues
In terms of revenues, the plan is in line with the average three-year estimates made by analysts, which include a trend towards stability or improvement.
OIBDA margin and long-term Capital Expenditure (CapEx) ratio
The values obtained, as described in the previous paragraphs, are compared with the available data of analysts and competitors in the geographic markets where Telefónica Group operates.
In Europe, the long-term OIBDA margins two-years estimates of Telefónica Group's analysts are within a range of 37% to 40% for Spain and 30% to 34% for Germany.
Regarding the long-term ratio of CapEx over revenues, the valuations performed for the impairment tests for Spain and Germany consider the opinions of Telefónica Group’s analysts with regard to investment needs (around 12% for Spain and around 15% for Germany and the United Kingdom).
As for the long-term OIBDA margin two-years estimates of Telefónica Group's analysts for the operator in Brazil, it is in a range within 41% to 46%. Regarding investments, the operator will invest a percentage within the range of the investment needs forecasted by analysts (around 19%).
Discount rate
The discount rate, applied to measure cash flows, is the weighted average cost of capital (WACC), determined by the weighted average cost of equity and debt according to the finance structure established for each CGU.
This rate is calculated using the capital asset pricing model (CAPM), which considers the asset’s systemic risk, and the impact of those risks not already considered on cash flows, such as country risk, business-specific credit risk, currency risk and price risk specific to the financial asset, constantly monitoring the fluctuations of the financial markets.
The most significant components of WACC are summarized as follows:
•Risk-Free Rate: defined as the interest rate offered by long-term sovereign bonds. The rate is determined using current market data and equilibrium level estimates (according to standard econometric models, supported by modeling of neutral rates prepared by the central banks themselves) in which the interest rates should be located, thus adjusting the yields, set at low rates due to the high influence of public debt purchased by central banks.
•Political Risk Premium: adds the country's insolvency risk due to political and/or financial events; calculation is based on the quoted prices of credit default swaps for each country or, the EMBI+ index published by JP Morgan based on the information available and the liquidity conditions of these swaps.
•Equity Risk Premium: the return in excess that equity assets are expected to yield over the risk-free rate. This is determined using a combination of historical approaches (ex post) backed by external publications and studies based on historical market returns series, and prospective approaches (ex-ante), based on market publications, considering the medium- and long-term profit expectations based on the degree of maturity and development of each country.
•Beta Coefficient: a measure of the volatility, or systematic risk, of an equity asset in comparison to the entire market. It is estimated based on a series of historical share prices of comparable companies listed on the stock exchange, to estimate the correlation between the company shares´ returns and the stock market returns, of the country where the company is listed.
The main underlying data used in these calculations are obtained from independent and renowned external information sources.
The discount rates applied to the cash flow projections in 2021 and 2020 for the main CGUs are as follows:

	2021		2020
Discount rate in local currency	Before tax	After-tax	Before tax	After-tax
Spain	8.5%	6.5%	8.4%	6.5%
Brazil	15.2%	12.0%	13.6%	11.1%
Germany	7.2%	5.2%	6.5%	4.8%
Perpetuity growth rate
Cash flow projections from the sixth year are calculated using an expected constant growth rate (g), considering the analyst consensus estimates for each business, based on the maturity of the industry and technology, and the degree of development of each country. Each indicator is compared to the forecasted long-term real and nominal GDP growth of each country and growth data from external sources, adjusting any particular case with specific characteristics related to the business evolution.
The perpetuity growth rates applied to the cash flow projections in 2021 and 2020 for the main CGUs are as follows:

Perpetuity growth rate in local currency	2021	2020
Spain	0.8%	0.8%
Brazil	4.5%	4.5%
Germany	1.1%	1.0%
The perpetuity growth rates for 2021 remained stable comparing to 2020. In Brazil, the perpetuity growth rate is within the range of the estimations of the analysts, it is consistent with with the Brazilian Central Bank’s medium-term inflation target (within a range between 1.5% and 4.5%) and it is below the forecasted nominal GDP growth rate (which oscillates around 6%).
Sensitivity to changes in assumptions
The Group performs a sensitivity analysis of the impairment test by considering reasonable changes in the main assumptions used in the test. For the main CGU, the following maximum increases or decreases were assumed, expressed in percentage points (percentage points):

Changes in key assumptions, In percentage points	Spain	Germany	Brazil
Financial variables
Discount rate	+/-0.5	+/-0.5	+/-1
Perpetuity growth rates	+/-0.25	+/-0.25	+/-0.5
Long-term operating variables
OIBDA Margin	+/-1.5	+/-1.5	+/-2
Ratio of CapEx/Revenues	+/-0.75	+/-0.75	+/-1
The sensitivity analysis revealed a gap between the recoverable value and carrying amount for the main CGUs at December 31, 2021.
As regards the sensitivity of the calculation of the value in use of Telefónica del Perú to reasonable changes in the main assumptions used, an increase of 100 basis points in its WACC would generate an additional impairment of goodwill of approximately 180 million euros, while a lower terminal growth rate of 25 basic points would have a negative impact amounting to 40 million euros. In turn, a 1 percentage point decrease in the long-term OIBDA margin, would have a negative impact amounting to 100 million euros, and a 0.5 percentage points increase in the investment/sales ratio would generate an additional impairment of goodwill amounting to 75 million euros.